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Exhibit 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert W. Oberrender and Z. Jill Barclift, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of the Company's Long-Term Incentive and Stock Option Plan (the "Plan"), with respect to shares of Common Stock of Metris Companies Inc. to be issued under the Plan and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes may lawfully do or cause to be done by virtue hereof.

                   Signature                                Date
                   ---------                                ----

By   /s/  Theodore Deikel                                Dated:   May 13, 1998
     -----------------------------------------------
     Theodore Deikel
     Chairman of the Board of Directors


By   /s/ Dudley C. Mecum                                 Dated:   May 13, 1998
     -----------------------------------------------
     Dudley C. Mecum
     Director


By   /s/ Michael P. Sherman                              Dated:   May  13, 1998
     -----------------------------------------------
     Michael P. Sherman
     Director


By   /s/  Frank D. Trestman                              Dated:   May 13, 1998
     -----------------------------------------------
     Frank D. Trestman
     Director



By   /s/  Derek V. Smith                                 Dated:  May 13, 1998
     -----------------------------------------------
     Derek V. Smith
     Director


By   /s/  Lee R. Anderson, Sr.                           Dated:   May 13, 1998
     -----------------------------------------------
     Lee R. Anderson, Sr.
     Director